                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 15, 2001


                           NCT Funding Company, L.L.C.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                000-30501                                 22-3634034
        (Commission File Number)               (IRS Employer Identification No.)

650 CIT Drive
Livingston, New Jersey                                                 07039-0491
(Address of principal executive offices and zip code)                  (Zip Code)

Registrants' telephone number, including area code: (973) 740-5000

                                       N/A
          (Former name or former address, if changed since last report)



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Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

Exhibit No.                Description
-----------                ------------
   25                      Statement of Eligibility of Indenture Trustee


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NCT Funding Company, L.L.C.



                                             By:      /s/ Frank Garcia
                                                 -------------------------------
                                             Name:    Frank Garcia
                                             Title:   Senior Vice President



Dated:  August 16, 2001